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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934





                                April 11, 1995
                   ----------------------------------------
               Date of Report (Date of Earliest Event Reported)



                          INTERNATIONAL PAPER COMPANY
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)




New York                1-3157                 13-0872805
- -------------          ---------              ------------
(State of             (Commission              (IRS Employer
Incorporation)        File)                    Identification
                                               Number)


                  Two Manhattanville Road, Purchase, NY 10577
                  -------------------------------------------
                   (Address of Principal executive offices)



                                 914-397-1500
                                 ------------
                                (Telephone No.)



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        N/A

ITEM 5. OTHER EVENTS

        The Company announced 1995 first-quarter preliminary and unaudited earnings of $246 million or $1.95 a common share versus 1994 first-quarter earnings of $76 million or $.61 a common share (before the cumulative effect of an accounting change).

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

        N/A

        (b) Pro Forma Financial Information:

        N/A

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        (c) Exhibits:

        (99) Press release dated April 11,1995 announcing preliminary and unaudited earnings for the 1995 first-quarter.




ITEM 8. CHANGES IN FISCAL YEAR

        N/A




                                  Signatures
                                  ----------

      Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)


Date: April 12, 1995                        /S/ SYVERT E. NERHEIM
      Purchase, NY                          ----------------------------
                                            Syvert E. Nerheim
                                            Assistant Secretary


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